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                                                                   Exhibit 10.10

                         HUSSMANN INTERNATIONAL, INC.
           DEFERRED COMPENSATION AND PAYMENT AGREEMENT FOR DIRECTORS


     THIS AGREEMENT is made and entered into this _____ day of __________, 1998, by and between Hussmann International, Inc., a Delaware corporation (the "Company"), and _________________________ (the "Participant").

                                  WITNESSETH:

     WHEREAS, the Company has a Deferred Compensation Plan for Directors (the "Plan") in which the Participant is eligible to participate; and

     WHEREAS, the Participant desires to defer all or a portion of the Participant's annual cash retainer for service as a director of the Company ("Retainer") and/or all or a portion of the meeting fees payable to the Participant for attendance at meetings of the Board of Directors or a committee of the Board of Directors ("Fees"), in accordance with the terms and conditions of the Plan and this Agreement; and

     WHEREAS, the Participant desires to make an election for the payment of (i) the Participant's stock units ("Stock Units") set forth or to be set forth in a separate Stock Unit account on the Company's books for the benefit and in the name of the Participant ("Stock Unit Account") and (ii) dividend equivalents ("Dividend Equivalents") set forth or to be set forth in a separate Dividend Equivalent account on the Company's books for the benefit and in the name of the Participant ("Dividend Equivalent Account"), in accordance with the terms and conditions of the Plan and this Agreement:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. PARTICIPANT'S ELECTION TO DEFER RETAINER. The Participant hereby irrevocably elects to defer payment of ____% (insert 25, 50, 75 or 100) of the Retainer otherwise payable to the Participant. Such Retainer shall be deferred beginning with the calendar quarter commencing _______, 19__ (insert January 1, April 1, July 1 or October 1 and the year) and ending on ________, ____ (insert March 31, June 30, September 30 or December 31 and the year). The Participant may revoke or change the foregoing election for any calendar quarter by executing a new Agreement prior to such quarter.

     2. PARTICIPANT'S ELECTION TO DEFER FEES. The Participant hereby irrevocably elects to defer payment of _____% (insert 25, 50, 75 or 100) of the Fees otherwise payable to the Participant during the period set forth in Section
1. The Participant may revoke or change the foregoing election for any calendar quarter by executing a new Agreement prior to such quarter.

     3. AGREEMENT OF THE COMPANY TO DEFER RETAINER AND/OR FEES. The Company agrees to establish a separate deferred compensation account on its books for the benefit and in the name of the Participant ("Deferred Compensation Account") in which the amount of Retainer
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and/or Fees deferred by the Participant ("Deferred Compensation") under this
Agreement shall be credited. Deferred Compensation shall be credited to the Deferred Compensation Account as of the date on which such Deferred Compensation would have been paid to the Participant but for the Participant's election to defer payment of such amount(s).

     4. INTEREST ON DEFERRED COMPENSATION ACCOUNT AND DIVIDEND EQUIVALENT ACCOUNT. So long as the Participant is serving as a Director of the Company, interest shall be credited to the Deferred Compensation Account and Dividend Equivalent Account on June 30 and December 31 of each year in respect of the amount of Deferred Compensation and Dividend Equivalents (and in each case previously credited accrued interest) then credited to the Deferred Compensation Account and Dividend Equivalent Account at the prime rate of interest then quoted by Mercantile Bank of St. Louis N.A. (the "Prime Rate"). Any such interest shall be credited for the period from and including the most recent January 1 or July 1, as applicable (or from and including the date as of which Deferred Compensation or Dividend Equivalents, as applicable, were credited to the applicable Account), to and including June 30 or December 31, as applicable. As of the date the Participant ceases to serve as a Director of the Company for any reason, and thereafter as of the date of each payment to the Participant, accrued interest shall be credited in arrears to the Deferred Compensation Account and the Dividend Equivalent Account at the Prime Rate.

     5. PAYMENT OF DEFERRED COMPENSATION, DIVIDEND EQUIVALENTS AND INTEREST. The Participant hereby elects to receive payment of, and the Company hereby agrees to pay the Participant, the total amount credited to the Deferred Compensation Account and the Dividend Equivalent Account as follows:

     (a) a lump sum payment in _______________(insert month and year at least one year after the date of this Agreement) or, if later, during the first January occurring after the Participant's cessation of service as a Director of the Company; or

     (b) ____ ANNUAL; ____ QUARTERLY (insert a whole number not exceeding 10 in the case of annual payments and not exceeding 40 in the case of quarterly payments) installments commencing on ____________________ (insert month and year at least one year after the date of this Agreement) or, if later, the first January 1 occurring after the Participant's cessation of service as a Director of the Company.

     6. PAYMENT OF STOCK UNITS. The Participant hereby elects to receive certificates for Common Stock representing the whole number of Stock Units credited to the Participant's Stock Unit Account as of the effective date of the Participant's cessation of service as a Director of the Company, and the Company hereby agrees to distribute to the Participant, the Stock Units as follows:

     (a) a lump sum distribution in _______________ (insert month and year) or, if later, during the first January occurring after the Participant's cessation of service as a Director of the Company; or

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     (b)  _____ ANNUAL (insert a whole number not exceeding ten) installments commencing on _____________________ (insert month and year) or, if later, the first January 1 occurring after the Participant's cessation of service as a Director of the Company; provided, however, that the Company shall, at the time of the first distribution of Common Stock, pay cash in lieu of any fractional Stock Unit based on the Fair Market Value (as defined in the Plan) of the Common Stock as of the effective date of the Participant's cessation of service as a Director of the Company.

     7. CALCULATION OF INSTALLMENT PAYMENT AMOUNTS. The amount of any installment payment shall equal the amount determined by dividing the current balance in the Deferred Compensation Account and Dividend Equivalent Account or Stock Unit Account, as applicable, as of a specified payment date (which amount shall include in respect of the Deferred Compensation Account and Dividend Equivalent Account interest accrued from and including the most recent date to which interest has been credited to but excluding such payment date) by the number of remaining installment payments. The Committee may modify installment payments of Common Stock in respect of Stock Units to the extent necessary to pay the Stock Unit Account in whole shares of Common Stock.

     8. DEATH OF PARTICIPANT. In the event that the Participant shall die prior to the payment of the unpaid balance in any of the Deferred Compensation Account, the Dividend Equivalent Account or the Stock Unit Account, such unpaid balance shall be paid to the beneficiary(ies) designated on the attached Exhibit
                                                                         -------
A or, if no beneficiary(ies) is designated, to the estate of the Participant.
-

     9. INCORPORATION OF DEFERRED COMPENSATION PLAN. The terms and conditions of the Plan are hereby incorporated by reference and form a part of this Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

     ATTEST:                               HUSSMANN INTERNATIONAL, INC.

     By: ________________________          By:_________________________
     Name: ______________________          Name:_______________________
     Title: _____________________          Title:______________________


                                           ____________________________
                                           Participant's Signature

                                           ____________________________
                                           Print Name

                                           ____________________________
                                           Home Address

                                           ____________________________
                                           Participant's Social Security Number

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                                                                       EXHIBIT A

                         HUSSMANN INTERNATIONAL, INC.
                   DEFERRED COMPENSATION PLAN FOR DIRECTORS

                         BENEFICIARY DESIGNATION FORM


You may designate a primary beneficiary and a secondary beneficiary. You may name more than one person as a primary or secondary beneficiary. For example, you may wish to name your spouse as primary beneficiary and your children as secondary beneficiaries. Your secondary beneficiary(ies) will receive nothing if any of your primary beneficiaries survive you. All primary beneficiaries will share equally unless you indicate otherwise. The same rule applies for secondary beneficiaries.

Part A - Designate Your Beneficiary(ies):

         Primary Beneficiary(ies) (give name, address and relationship to you):

         ______________________________________________________________________
         ______________________________________________________________________
         ______________________________________________________________________

         Secondary Beneficiary(ies) (give name, address and relationship to you):

          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

          I certify that my designation of beneficiary set forth above is my free act and deed.

IF YOU ARE MARRIED AND ARE NOT NAMING YOUR SPOUSE AS THE SOLE PRIMARY BENEFICIARY, YOUR SPOUSE MUST COMPLETE AND EXECUTE THE CONSENT ATTACHED TO THIS FORM. IF YOU MARRY OR BECOME DIVORCED AFTER THE DATE OF THIS FORM, YOUR MARRIAGE WILL BE DEEMED TO REVOKE ANY PRIOR BENEFICIARY DESIGNATION, AND YOUR DIVORCE WILL BE DEEMED TO REVOKE ANY PRIOR DESIGNATION OF YOUR DIVORCED SPOUSE, IF WRITTEN EVIDENCE OF SUCH MARRIAGE OR DIVORCE IS RECEIVED BY THE VICE PRESIDENT - HUMAN RESOURCES BEFORE PAYMENT OF ANY DEFERRED COMPENSATION. THEREFORE, IF YOU ARE MARRIED OR DIVORCED AFTER MAKING A BENEFICIARY DESIGNATION, YOU SHOULD FILE A NEW DESIGNATION EVEN IF YOU WANT YOUR BENEFICIARY DESIGNATION(S) TO REMAIN THE SAME.

_________________________           ___________________________________
Name (Please Print)                 Signature

                                    ___________________________________
                                    Date

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This Beneficiary Designation Form shall be effective on the day it is received by the Vice President - Human Resources of the Company at 12999 St. Charles Rock Road, Bridgeton, Missouri 63044-2483 (Facsimile: 314/298-6484). This Form shall be (i) delivered to the Vice President - Human Resources by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon actual receipt by the Vice President - Human Resources if by United States mail or express courier service; provided, however, that if this Form is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

Part B - Spouse's Consent to Designation of Beneficiary

I hereby consent to my spouse's designation of beneficiary under Part A of this Form and I understand that the effect of this consent is that (i) if other beneficiaries are designated in addition to myself, I may receive only a portion of the payments payable under the Deferred Compensation Plan for Directors after my spouse's death or (2) if I am not named as a beneficiary, I may not receive any portion of the payments payable under the Deferred Compensation Plan for Directors after my spouse's death.



____________________________             ___________________________________
Name (Please Print)                      Signature

                                         ___________________________________
                                         Date

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